INVENTORY	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Inventory Disclosure [Abstract]
INVENTORY [Text Block]	5. INVENTORY Inventory is comprised of the following:
	March 31, 2024	December 31, 2023
Raw materials and supplies	$1,053	$1,180
Finished goods	8,193	7,328
Total	$9,246	$8,508

7. INVENTORY

Inventory is comprised of the following as at December 31, 2023 and 2022:

	December 31, 2023	December 31, 2022
Thousands of United States dollars
Raw materials and supplies	$1,180	$2,363
Finished goods	7,328	6,384
Total	$8,508	$8,747

In the year ended December 31, 2023, $54.9 million of inventory was expensed to cost of sales (2022 - $14.5 million) and write-downs to cost of sales for impairment was $2.7 million (2022 - $0.5 million), with the increase in 2023 due to write-downs related to a flooding incident at a JustCBD facility in Florida and other factors. There were no reversals of previous inventory impairments in the years ended December 31, 2023 or 2022.